SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 3, 2007

Date of Report (Date of earliest event reported)

PHYTOMEDICAL TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

NEVADA

(State or other jurisdiction of incorporation)

000-28790

(Commission File Number)

87-0429962

(I.R.S. Employer Identification No.)

100 Overlook Drive, 2nd Floor, Princeton, NJ  08540

(Address of principal executive offices)

(800) 611-3388

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

PhytoMedical Technologies, Inc., through its wholly owned subsidiary, PolyPhenol Technologies Corporation has entered into an expanded sponsored research agreement with Iowa State University (ISU) to develop, market and distribute novel synthesized compounds derived from type A-1 polyphenols.  This sponsored research agreement between the Iowa State University and PolyPhenol Technologies Corporation is attached as Exhibit 10.1.

SECTION 2.  Financial Information

None.

SECTION 3.  Securities and Trading Markets

None.

SECTION 4.  Matters Related to Accountants and Financial Statements

None.

SECTION 5.  Corporate Governance and Management

None.

SECTION 6. [Reserved]

N/A.

SECTION 7.  Regulation FD

None.

SECTION 8.  Other Events

None.

SECTION 9.  Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

The following exhibits are furnished as part of this report:

Exhibit 10.1 – Sponsored Research Agreement between PolyPhenol Technologies Corporation and Iowa State University

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHYTOMEDICAL TECHNOLOGIES, INC.

/s/ Greg Wujek

Greg Wujek

President and CEO

Date: April 5, 2007